The instructions accompanying this Letter of Transmittal and Election Form (the "Letter of Transmittal") should be read carefully before this Letter of Transmittal is completed. Computershare Investor Services Inc. (the "Depositary"), your broker, investment dealer or other intermediary can assist you in completing this Letter of Transmittal. Persons whose Bluestone Shares (as defined herein) are registered in the name of a broker, dealer, bank, trust company or other nominee should immediately contact such registered holder for assistance.

THIS LETTER OF TRANSMITTAL IS FOR USE ONLY IN CONJUNCTION WITH THE PLAN OF ARRANGEMENT INVOLVING BLUESTONE RESOURCES INC., ITS SHAREHOLDERS AND AURA MINERALS INC.

THIS LETTER OF TRANSMITTAL MUST BE VALIDLY COMPLETED, DULY EXECUTED AND RETURNED TO THE DEPOSITARY. IT IS IMPORTANT THAT YOU VALIDLY COMPLETE, DULY EXECUTE AND RETURN THIS LETTER OF TRANSMITTAL ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN. IN PARTICULAR, IF THIS LETTER OF TRANSMITTAL IS NOT RECEIVED BY THE DEPOSITARY BY 4:30 P.M. (TORONTO TIME) ON THE ELECTION DEADLINE (AS DEFINED BELOW), YOU WILL BE DEEMED TO HAVE ELECTED TO RECEIVE THE CASH CONSIDERATION (AS DEFINED BELOW).

LETTER OF TRANSMITTAL AND ELECTION FORM

FOR COMMON SHARES OF BLUESTONE METALS INC.

This Letter of Transmittal, or an originally signed facsimile, is for use by registered holders ("Bluestone Shareholders", and together with registered holders of Bluestone options, "Bluestone Securityholders") of common shares ("Bluestone Shares") of Bluestone Resources Inc. ("Bluestone") in connection with the proposed plan of arrangement (the "Arrangement") involving the acquisition of all of the outstanding Bluestone Shares by Aura Minerals Inc. ("Aura") pursuant to an arrangement agreement among Bluestone and Aura dated October 25, 2024, as amended, that is being submitted for approval at the meeting of Bluestone Securityholders to be held on December 19, 2024 (the "Bluestone Meeting"). Bluestone Shareholders are referred to the Notice of Special Meeting and management information circular dated November 12, 2024 (the "Circular") prepared in connection with the Bluestone Meeting that accompanies this Letter of Transmittal. The terms and conditions of the Plan of Arrangement, which is attached as Appendix "B" to the Circular, are incorporated by reference in this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal have the meanings set out in the Circular. You are encouraged to read the Circular in its entirety.

The Plan of Arrangement contemplates that Bluestone Shareholders (other than Dissenting Shareholders) will be entitled to receive, in consideration for each Bluestone Share held, consideration (the "Consideration") consisting of,

(a) one contingent value right of Aura ("CVR") entitling a Bluestone Shareholder to receive, subject to the satisfaction of the CVR Payment Conditions prior to the CVR Termination Date, up to $0.2120; and (b) at the Bluestone Shareholder's election, either:

(i) C$0.2870 in cash (the "Cash Consideration"); or

(ii) 0.0183 of an Aura Share (the "Share Consideration") subject to proration.

Furthermore, each Bluestone Shareholder may indicate (i) the number of Bluestone Shares for which such shareholder elects to receive the Cash Consideration and (ii) the number of Bluestone Shares for which such shareholder elects to receive the Share Consideration, subject to proration.

In the event that the aggregate amount of Share Consideration that would otherwise be payable but for proration exceeds the Aggregate Share Consideration, then: (i) the portion of the consideration in respect of each Bluestone Share transferred to Aura to be satisfied by the issuance of Aura Shares shall be determined by multiplying the Share Consideration by the Share Proration Factor; and (ii) the balance of the consideration in respect of each Bluestone Share transferred to Aura to be satisfied by the payment of cash which is determined by multiplying the Cash Consideration by an adjustment factor equal to one minus the Share Proration Factor.

In the case where no Consideration election is made prior to the Election Deadline (as defined below), a Bluestone Shareholder will be deemed to have elected to receive the Cash Consideration. The Share Consideration is subject to proration under which a Bluestone Shareholder may receive both cash and Aura Shares in exchange for Bluestone Shares regardless of the Bluestone Shareholder's election to receive the Share Consideration.

The election available to you in respect of the Consideration you may receive under the Arrangement is an investment decision which carries tax consequences. You should consult your own investment and tax advisors prior to making your election. If you elect to receive the Share Consideration, your election may be prorated in which case you will receive some amount of the Cash Consideration.

No fractional Aura Shares will be issued pursuant to the Arrangement. Where the aggregate number of Aura Shares to be issued to a Bluestone Shareholder would result in a fraction of an Aura Share being issuable, the number of Aura Shares will be rounded down to the nearest whole Aura Share, and the fractional entitlement will be cancelled without any compensation or other consideration. If the aggregate cash amount a Bluestone Shareholder is entitled to receive would otherwise include a fraction of $0.01, then the aggregate cash amount such Bluestone Shareholder shall be entitled to receive shall be rounded up to the nearest whole $0.01.

In order to receive the appropriate number of whole Aura Shares and/or cash that a Bluestone Shareholder is entitled to receive under the Arrangement, Bluestone Shareholders are required to deposit:

1. the certificate(s) or DRS Advice representing Bluestone Shares held by them, if any, with the Depositary;

2. this Letter of Transmittal, properly completed and duly executed; and

3. all other required documents.

For your election to be effective, this Letter of Transmittal, properly completed and duly executed, and accompanied by the certificate(s) or DRS Advice representing your Bluestone Shares, if any, together with all other documents required by the Depositary, must be received by the Depositary no later than 4:30 p.m. (Toronto time) on December 16, 2024, or, if the Meeting is adjourned or postponed, no later than 72 hours (excluding Saturdays, Sundays and statutory holidays in British Columbia) before the adjourned Meeting is reconvened or the postponed Meeting is convened (the "Election Deadline") at the address specified on the back page of this Letter of Transmittal. If the Depositary does not receive the required documentation or you otherwise fail to make a proper election by the Election Deadline (or any extension thereof), you will be treated as a non-electing Bluestone Shareholder as described above and you will be deemed to have elected to receive the Cash Consideration in respect of each Bluestone Share held. Bluestone Shareholders who do not deliver their Bluestone Share certificate(s) or DRS Advice, if any, and all other required documents to the Depositary on or before the date which is six years after the Effective Date shall lose their right to receive the Consideration for their Bluestone Shares.

Pursuant to the Arrangement, you will cease to be a Bluestone Shareholder as of the Effective Date and will only be entitled to receive the Rights Certificate representing CVRs, share certificate(s) or DRS Advice, as applicable, representing Aura Shares and/or cash to which you are entitled under the Arrangement.

The Arrangement is subject to a number of conditions, some of which are beyond the control of Bluestone and Aura. Accordingly, the exact timing of the implementation of the Arrangement is not currently known. Aura and Bluestone currently expect the Arrangement to become effective in January 2025.

This Letter of Transmittal is for use by registered Bluestone Shareholders only.

TO: COMPUTERSHARE INVESTOR SERVICES INC., at the office set out herein

AND TO: BLUESTONE RESOURCES INC.

AND TO: AURA MINERALS INC.

Please read the Circular and the instructions set out below carefully before completing this Letter of Transmittal. Delivery of this Letter of Transmittal to an address other than as set forth herein will not constitute a valid delivery. If Bluestone Shares are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner. See Instruction 2.

The Depositary, or your broker or other financial advisor, can assist you in completing this Letter of Transmittal (see the back page of this document for addresses and telephone numbers). Persons whose Bluestone Shares are registered in the name of a broker, dealer, bank, trust company or other nominee should immediately contact such registered holder for assistance.

FOR BLUESTONE SHAREHOLDERS WHOSE BLUESTONE SHARES ARE REPRESENTED BY SHARE CERTIFICATE(S) OR DRS ADVICE(S):

In order for Bluestone Shareholders whose Bluestone Shares are represented by share certificate(s) or DRS Advice to receive the elected Consideration, such Bluestone Shareholders are required to deposit the certificate(s) or DRS Advice representing the Bluestone Shares held by them with the Depositary. This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany all certificate(s) or DRS Advice(s) for Bluestone Shares deposited for payment pursuant to the Arrangement.

In connection with the Arrangement, the undersigned hereby deposits with the Depositary for transfer upon the Arrangement becoming effective, the enclosed certificate(s) and DRS Advice representing Bluestone Shares (the "Deposited Shares"), details of which are as follows:

Share Certificate Number(s) or DRS Advice Number	Name(s) and Addresses in which Bluestone Shares are Registered	Number of Bluestone Shares Represented by Share Certificate(s) or DRS Advice

TOTAL:

Notes:

1. If space is insufficient, please attach a list to this Letter of Transmittal in the above form.

2. The total of the numbers filled in above must equal the total number of Bluestone Shares represented by the share certificate(s) or DRS Advice enclosed with this Letter of Transmittal.

Election of Consideration

For each Bluestone Share you hold, you may elect to receive either the Cash Consideration or the Share Consideration, subject to proration. Please indicate the number of your Bluestone Shares for which you elect to receive Cash Consideration and the number of your Bluestone Shares for which you elect to receive Share Consideration, under the Arrangement:

Number of Bluestone Shares for which Cash Consideration is elected
Number of Bluestone Shares for which Share Consideration is elected
Total

Notes:

1. In the event the aggregate amount of Share Consideration that would otherwise be issuable to Bluestone Shareholders electing the Share Election pursuant to the Plan of Arrangement exceeds the Aggregate Share Consideration, then the Consideration payable for each Bluestone Share for which a Share Election has been made shall consist of: (i) one CVR; (ii) a number of Aura Shares equal to the Share Consideration multiplied by the Share Proration Factor; and (iii) a cash payment equal to the Cash Consideration multiplied by an adjustment factor equal to one minus the Share Proration Factor.

2. Where the aggregate number of Aura Shares to be issued to a Bluestone Shareholder would result in a fraction of an Aura Share being issuable, the number of Aura Shares will be rounded down to the nearest whole Aura Share, and the fractional entitlement will be cancelled without any compensation or other consideration. If the aggregate cash amount a Bluestone Shareholder is entitled to receive would otherwise include a fraction of $0.01, then the aggregate cash amount such Bluestone Shareholder shall be entitled to receive shall be rounded up to the nearest whole $0.01. Bluestone Shareholders should refer to the full text of the Plan of Arrangement which is attached as Appendix B to the Circular.

3. The total number of Bluestone Shares for which you make a Cash Consideration election above plus the total number of Bluestone Shares for which you make a Share Consideration election above (collectively your "Total Elected Shares") must equal your Deposited Shares. If your Total Elected Shares is less than your Deposited Shares, you will be deemed to have elected to receive the Cash Consideration for the Bluestone Shares for which an election is not made. If your Total Elected Shares is more than your Deposited Shares, the number of Bluestone Shares for which you have elected to receive Cash Consideration will be reduced accordingly.

4. If you do not make an election as to the applicable Consideration you wish to receive under the Arrangement, you will be deemed to have elected to receive the Cash Consideration for all Bluestone Shares held.

5. You should consult your own investment and tax advisors prior to making an election as to the Consideration you wish to receive under the Arrangement.

It is understood that, upon receipt of this Letter of Transmittal properly completed and duly executed together with the certificate(s) and DRS Advice, if any, representing the Deposited Shares and following the Effective Time of the Arrangement, the Depositary will cause the delivery to the undersigned of the Consideration that the undersigned elected to receive and is entitled to receive under the Arrangement, or hold such Consideration for pick-up in accordance with the instructions set out below, and any certificate(s) or DRS Advice representing the Deposited Shares shall forthwith be cancelled. It is understood that all payments (including delivery of Aura Shares) will be net of any amounts required to be withheld by law including in respect of applicable taxes, payroll deductions or similar amounts. Pursuant to and as required by applicable laws, Aura, Bluestone and the Depositary, as applicable, shall withhold any amounts whatsoever from the amounts otherwise payable or otherwise deliverable to a Bluestone Shareholder and remit such amounts to the applicable government authorities.

The undersigned registered holder(s) of the above-listed Deposited Shares hereby:

1. Represents and warrants in favour of Bluestone and Aura that: (i) the undersigned is, and will immediately prior to the Effective Time be, the registered holder of the Deposited Shares; (ii) such Deposited Shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims; (iii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver the Deposited Shares and that, when the Consideration is paid, none of Bluestone and Aura, or any successor thereto, will be subject to any adverse claim in respect of such Deposited Shares; (iv) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares, to any other person; (v) the surrender of the Deposited Shares complies with applicable Laws; (vi) all information inserted by the undersigned into this Letter of Transmittal is accurate; (vii) unless the undersigned has revoked this Letter of Transmittal by notice in writing given to the Depositary prior to the Effective Date, the undersigned will not, prior to such time, transfer or permit to be transferred any of such Deposited Shares; and (viii) the delivery of the appropriate number of CVRs, Aura Shares and appropriate Cash Consideration to the undersigned will completely discharge any and all obligations of Bluestone, Aura and the Depositary with respect to the matters contemplated by this Letter of Transmittal. These representations and warranties shall survive the completion of the Arrangement.

2. Agrees that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Bluestone Shares surrendered in connection with the Arrangement shall be determined by Aura in its sole discretion and that such determination shall be final and binding and acknowledges that there is no duty or obligation upon Bluestone, Aura, the Depositary or any other person to give notice of any defect or irregularity in any such surrender of Bluestone Shares and no liability will be incurred by any of them for failure to give any such notice.

3. Acknowledges receipt of the Circular and: (i) understands that whether or not the undersigned delivers the required documentation to the Depositary, as of the Effective Date, the undersigned will cease to be a Bluestone Shareholder and, subject to the ultimate expiry identified below, will only be entitled to receive the Consideration to which the undersigned is entitled under the Arrangement; and (ii) acknowledges and agrees that failure to surrender any certificate(s) or DRS Advice, which, prior to the Effective Date, represented issued and outstanding Bluestone Shares with all other instruments required by this Letter of Transmittal, on or prior to the sixth anniversary of the Effective Date will result in such shares ceasing to represent any claim or interest of any kind or nature against Bluestone, Aura or the Depositary.

4. Except for any proxy deposited with respect to the vote on the Arrangement Resolution in connection with the Bluestone Meeting, revokes any and all authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares and no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Deposited Shares. The undersigned irrevocably constitutes and appoints the Depositary and any officer of Aura, and each of them and any other persons designated by Aura in writing, the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to the Deposited Shares, with full power of substitution, in the name of and on behalf of the undersigned (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (i) register or record the transfer of such Deposited Shares on the registers of Bluestone; and (ii) execute and deliver, as and when requested by Aura, any instruments of proxy, authorization or consent in form and on terms satisfactory to Aura in respect of such Deposited Shares, revoke any such instrument, authorization or consent or designate in such instrument, authorization or consent any person or persons as the proxy of such holder in respect of the Deposited Shares for all purposes, other than in connection with the Bluestone Meeting.

5. Covenants and agrees to execute all such documents, transfers and other assurances as may be necessary or desirable to convey the Deposited Shares and distributions effectively to Aura as and from the Effective Time.

6. Acknowledges that the delivery of the Deposited Shares shall be effected and the risk of loss to such Deposited Shares shall pass only upon proper receipt thereof by the Depositary. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Deposited Shares.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned instructs Aura and the Depositary to mail the Rights Certificate representing the CVRs, any certificate(s) or DRS Advice representing the Aura Shares that the undersigned is entitled to receive under the Arrangement and/or the cheque representing the Cash Consideration that the undersigned may be entitled to receive, if any, for the Deposited Shares promptly after the Effective Time, by first-class insured mail, postage prepaid, to the undersigned, or to hold such Rights Certificate, certificate(s) or DRS Advice and/or cheque for pick-up, in accordance with the instructions given below. If no address is specified, the undersigned acknowledges that the Depositary will forward the Rights Certificate, certificate(s) or DRS Advice and/or cheque to the last address of the undersigned as shown on the securities register of Bluestone.

Notwithstanding the foregoing, the undersigned instructs Aura and the Depositary to deliver the Cash Consideration that the undersigned may be entitled to receive, if any, by wire in accordance with the instructions in Box D if wire instructions are so provided.

If the Arrangement is not completed or proceeded with, the enclosed certificate(s) or DRS Advice and all other ancillary documents will be returned forthwith to the undersigned at the address set out below in Box A or Box B or, failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the securities register maintained by or on behalf of Bluestone.

Cash payments to former Bluestone Shareholders will be in Canadian dollars.

It is understood that under no circumstances will interest accrue or be paid on the Consideration payable in respect of the Deposited Shares in connection with the Arrangement.

By reason of the use by the undersigned of an English language Letter of Transmittal, the undersigned and each of the Depositary, Bluestone and Aura shall be deemed to have required that any contract in connection with the delivery of the Deposited Shares pursuant to the Arrangement through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'utilisation d'une lettre d'envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par ceci et son acceptation au moyen de la présente lettre d'envoi, de même que tous les documents qui s'y rapportent, soient rédigés exclusivement en langue anglaise.

BOX D

*WIRE PAYMENT**

PLEASE NOTE THAT THERE IS A $100 BANKING FEE ON WIRE PAYMENTS THAT WILL BE DEDUCTED FROM YOUR CONSIDERATION, ALTERNATIVELY, CHEQUE PAYMENTS ARE ISSUED AT NO ADDITIONAL COST.

***IF WIRE DETAILS ARE INCORRECT OR INCOMPLETE, THE DEPOSITARY WILL ATTEMPT TO CONTACT YOU AND CORRECT THE ISSUE. HOWEVER, IF WE CANNOT CORRECT THE ISSUE PROMPTLY, A CHEQUE WILL BE AUTOMATICALLY ISSUED AND MAILED TO THE ADDRESS ON RECORD. NO FEES WILL BE CHARGED.**

Please provide email address and telephone number in the event that we need to contact you for corrective measures:

EMAIL ADDRESS: ______________________________ **TELEPHONE NUMBER:** ______-_________-_________

Beneficiary Name(s) that appears on the account at your financial institution **– this MUST be the same name and address that your shares are registered to

**Beneficiary Address	**Province/State	**Postal Code/Zip Code

**Beneficiary Bank/Financial Institution

**Bank Address	**Province/State	**Postal Code/Zip Code

PLEASE ONLY COMPLETE THE APPLICABLE BOXES BELOW, AS PROVIDED BY YOUR FINANCIAL INSTITUTION. YOU ARE NOT REQUIRED TO COMPLETE ALL BOXES.

**Bank Account Number	Transit/Routing Number	SWIFT Code	ABA (US)
IBAN Number (Europe)	Sort Code (GBP)	BSB Number	BIC Number

**Intermediary Bank/Financial Institution

**Intermediary Bank Address	**Province/State	**Postal Code/Zip Code

**Intermediary Bank Account Number	Intermediary SWIFT Code	ABA (US)

Additional Notes and special routing instructions:

**** Mandatory fields**

Form **W-9**
(Rev. March 2024)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give form to the requester. Do not send to the IRS.

Before you begin. For guidance related to the purpose of Form W-9, see *Purpose of Form*, below.

Print or type. See *Specific Instructions* on page 3.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . ____

Note: Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ____

3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . ☐

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ____

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) ____

(Applies to accounts maintained outside the United States.)

5 Address (number, street, and apt. or suite no.). See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. See also *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person** **Date**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

What's New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Cat. No. 10231X Form **W-9** (Rev. 3-2024)

Form W-9 (Rev. 3-2024) Page 2

must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid).

• Form 1099-DIV (dividends, including those from stocks or mutual funds).

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).

• Form 1099-NEC (nonemployee compensation).

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).

• Form 1099-S (proceeds from real estate transactions).

• Form 1099-K (merchant card and third-party network transactions).

• Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).

• Form 1099-C (canceled debt).

• Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don't return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See *What Is FATCA Reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under *"By signing the filled-out form"* above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• **Sole proprietor.** Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or "doing business as" (DBA) name on line 2.

• **Partnership, C corporation, S corporation, or LLC, other than a disregarded entity.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

• **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• **Disregarded entity.** In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner's name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page 4

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1] See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/EIN*. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

INSTRUCTIONS

1. Use of Letter of Transmittal

(a) Bluestone Shareholders should read the accompanying Circular prior to completing this Letter of Transmittal.

(b) In order to make an election with respect to the Consideration to be received under the Arrangement, this Letter of Transmittal properly completed and duly executed (or an originally signed facsimile copy thereof) together with accompanying certificate(s) or DRS Advice representing the Bluestone Shares and all other required documents must be sent or delivered to the Depositary at the address set out on the back of this Letter of Transmittal and must be received by the Depositary no later than 4:30 p.m. (Toronto time) on the Election Deadline.

(c) The method used to deliver this Letter of Transmittal and any accompanying certificate(s) or DRS Advice representing Bluestone Shares and all other required documents is at the option and risk of the Bluestone Shareholder, and delivery will be deemed effective only when such documents are actually received. Bluestone recommends that the necessary documentation be hand delivered to the Depositary at the addresses set out on the back of this Letter of Transmittal, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Bluestone Shareholders whose Bluestone Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Bluestone Shares. Delivery to an office other than to the specified office does not constitute delivery for this purpose.

(d) Aura reserves the right, if it so elects in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal and/or any accompanying documents received by it.

(e) If the Consideration is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if the Consideration or any certificate(s) or DRS Advice representing Bluestone Shares not surrendered are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in Box B, the appropriate boxes on this Letter of Transmittal should be completed (Box A and Box B).

2. Signatures

This Letter of Transmittal must be completed and signed by the holder of Bluestone Shares or by such holder's duly authorized representative (in accordance with Instruction 4 below).

(a) If this Letter of Transmittal is signed by the registered owner(s) of the Deposited Shares, such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or, where applicable, as written on the face of accompanying share certificate(s) or DRS Advice, without any change whatsoever, and any such certificate(s) or DRS Advice need not be endorsed. If the Deposited Shares are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b) If this Letter of Transmittal is completed in respect of Bluestone Shares deposited for the account of an Eligible Institution (as defined below), the signature is not required to be guaranteed.

(c) If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares, or if the Rights Certificate representing CVRs, certificate(s) or DRS Advice representing Aura Shares or the cheque/wire representing Cash Consideration are to be issued to a person other than the registered owner(s):

(i) any deposited certificate(s) or DRS Advice for the Deposited Shares must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii) the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3 below.

3. Guarantee of Signatures

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares or if the Consideration is to be issued in a name other than the registered owner(s), such signature must be guaranteed by an Eligible Institution (see below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An "Eligible Institution" means a Canadian Schedule I chartered bank, a major trust company in Canada, a commercial bank or trust company in the United States, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

4. Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Aura or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

5. Delivery Instructions

All Rights Certificate(s), certificate(s) or DRS Advice(s) and/or cheque(s) to be issued in exchange for the Deposited Shares will be issued in the name of the person indicated in Box B and delivered to the address indicated in Box B (unless Box A has been checked). If any Rights Certificate(s), certificate(s) or DRS Advice(s) and/or cheque(s) are to be held for pick-up at the offices of the Depositary, check the appropriate box. If neither Box A nor Box B is completed, any new Rights Certificate(s), certificate(s) or DRS Advice and/or cheque(s) issued in exchange for the Deposited Shares will be issued in the name of the registered holder of the Deposited Shares and will be mailed to the address of the registered holder of the Deposited Shares as it appears on the register of Bluestone. Any Rights Certificate(s), certificate(s) or DRS Advice and/or cheque(s) mailed in accordance with this Letter of Transmittal will be deemed to be delivered at the time of mailing.

Notwithstanding the foregoing, the Cash Consideration that a Bluestone Shareholder may be entitled to receive, if any, will be delivered by wire in accordance with the instructions in Box D if wire instructions are so provided.

6. Lost, Stolen or Destroyed Certificates

In the event any certificate(s) or DRS Advice which immediately prior to the Effective Time represented one or more outstanding Bluestone Shares that are ultimately entitled to Consideration shall have been lost, stolen or destroyed, upon the making of an affidavit or statutory declaration of that fact by the person claiming such certificate(s) or DRS Advice to be lost, stolen or destroyed and who was listed immediately prior to the Effective Time as the registered holder thereof on the securities registers maintained by or on behalf of Bluestone, the Depositary will deliver in exchange for such lost, stolen or destroyed certificate(s) or DRS Advice, a cheque representing the appropriate aggregate amount of Cash Consideration and/or certificate(s) or DRS Advice representing the appropriate aggregate amount of Share Consideration that such holder is entitled to receive in exchange for such lost, stolen or destroyed certificate(s) or DRS Advice, provided the holder to whom the Consideration is to be delivered shall, as a condition precedent to the delivery, give a surety bond satisfactory to Aura and the Depositary (acting reasonably) in such sum as Aura and the Depositary may direct and will indemnify Aura and the Depositary in a manner satisfactory to Aura and the Depositary, acting reasonably, against any claim that may be made against Aura or the Depositary with respect to the certificate(s) or DRS Advice alleged to have been lost, stolen or destroyed.

7. Return of Certificates

If the Arrangement does not proceed for any reason, any certificate(s) or DRS Advice representing Bluestone Shares received by the Depositary will be returned to you forthwith in accordance with your delivery instructions in Box A or Box B, or failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the securities register maintained by or on behalf of Bluestone.

8. U.S. Shareholders and Backup Withholding

To prevent United States federal backup withholding tax from applying to a payment of the Cash Consideration and any payments in respect of the CVRs, each to the extent applicable, made to a U.S. Shareholder (or any person acting on behalf of a U.S. Shareholder) pursuant to the Arrangement, each U.S. person (as defined below) must provide his, her or its correct U.S. Taxpayer Identification Number, or TIN (or the TIN of the person on whose behalf you are acting), and certain other information, by completing the enclosed IRS Form W-9. If a completed IRS Form W-9 is not provided, or if the correct TIN is not provided on such form, or if any other information is not correctly provided, payments of the Cash Consideration and any payments in respect of the CVRs, each to the extent applicable, made with respect to the Bluestone Shares may be subject to backup withholding by the Depositary at the rate of 24%.

For the purposes of this Letter of Transmittal, "U.S. person" means: a beneficial owner of Bluestone Shares that, for United States federal income tax purposes, is (a) a citizen or resident of the United States, (b) a corporation, or other entity classified as a corporation for United States federal income tax purposes, that is created or organized in or under the laws of the United States or any state in the United States, including the District of Columbia or otherwise classified as a domestic corporation for U.S. federal income tax purposes, (c) an estate if the income of such estate is subject to United States federal income tax regardless of the source of such income, (d) a trust if (i) such trust has validly elected to be treated as a U.S. person for United States federal income tax purposes or (ii) a United States court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (e) a partnership, limited liability company or other entity classified as a partnership for United States tax purposes that is created or organized in or under the laws of the United States or any state in the United States, including the District of Columbia.

If the enclosed IRS Form W-9 does not apply to a U.S. Shareholder because such holder is not a U.S. person for United States federal income tax purposes but provided a mailing address in the United States, such holder will instead need to submit a properly completed IRS Form W-8ECI, W-8IMY, W-8BEN or W-8BEN-E, as appropriate, signed under penalties of perjury. An appropriate IRS Form W-8 may be obtained from the Depositary or from the IRS website (www.irs.gov).

Backup withholding is not an additional United States income tax. Rather, the United States income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

Certain persons (including, among others, corporations, certain "not-for-profit" organizations, and certain non-U.S. persons) are not subject to backup withholding.

The TIN for an individual United States citizen or resident is the individual's social security number or individual taxpayer identification number.

If a Bluestone Shareholder that is a U.S. person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, then such Bluestone Shareholder should write "Applied For" in Part I of the IRS Form W-9. A Bluestone Shareholder that is a U.S. person waiting for a TIN to be issued or has not specified a TIN in the completed IRS Form W-9 must provide a TIN within 60 days, otherwise payments of the Cash Consideration and any payments in respect of the CVRs, each to the extent applicable, made with respect to the Bluestone Shares may be subject to backup withholding of 24% by the Depositary.

Failure to furnish TIN - If you fail to furnish your correct TIN, you may be subject to a penalty of U.S.$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Each U.S. Shareholder is urged to consult his, her or its own U.S. tax advisor to determine whether such holder is required to furnish an IRS Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.

9. Privacy Notice

Computershare is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you - from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, contact details (such as residential address, correspondence address, email address), social insurance number, survey responses, securities holdings and other financial information. We use this to administer a your account, to better serve your and our clients' needs and for other lawful purposes relating to our services. Computershare may transfer personal information to other companies located outside of your province within Canada, or outside of Canada that provide data processing and storage or other support in order to facilitate the services it provides. Where we share your personal information with other companies to provide services to you, we ensure they have adequate safeguards to protect your personal information as per applicable privacy laws. We also ensure the protection of rights of data subjects under the General Data Protection Regulation, where applicable. We have prepared a privacy code to tell you more about our information practices, how your privacy is protected and how to contact our Chief Privacy Officer. It is available at our website, www.computershare.com, or by writing to us at 100 University Ave, 8th Floor, Toronto, Ontario M5J 2Y1.

10. Payment Entitlement Pickup Locations

Entitlements may be picked up at the office of the Depositary. Pick-up instructions must be selected in Box A. Below is the applicable Depositary office location:

Toronto

Computershare Investor Services Inc. 100 University Ave, 8th Floor, North Tower, Toronto, Ontario M5J 2Y1

11. Miscellaneous

(a) If the space on this Letter of Transmittal is insufficient to list all separate registrations of Deposited Shares held by the same registered owner(s), the details of additional Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b) If Bluestone Shares are registered in different forms (e.g., "John Doe" and "J. Doe"), a separate Letter of Transmittal should be signed for each different registration.

(c) No alternative, conditional or contingent deposits of Bluestone Shares will be accepted. All depositing holders of Bluestone Shares by execution of this Letter of Transmittal or a facsimile of an originally signed facsimile copy hereof waive any right to receive any notice of the acceptance of deposited Bluestone Shares, except as required by applicable law.

(d) Additional copies of the Letter of Transmittal may be obtained from the Depositary at the address set out on the back of this Letter of Transmittal.

(e) All questions as to the validity, form, eligibility (including timely receipt) and acceptance of any Bluestone Shares deposited will be determined by Aura in its sole discretion. Depositing Bluestone Shareholders agree that such determination shall be final and binding. Aura reserves the absolute right to reject any and all deposits which it determines not to be in proper form or which may be unlawful to accept under the laws of any jurisdiction. Aura reserves the absolute right to waive any defects or irregularities in the deposit of any Bluestone Shares. No deposit of Bluestone Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. There shall be no duty or obligation on Bluestone, Aura or the Depositary or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give such notice. Aura's interpretation of the terms and conditions of the Plan of Arrangement, the Circular and this Letter of Transmittal will be final and binding.

(f) Under no circumstances will any amount be paid by Aura or the Depositary by reason of any delay in exchanging any Bluestone Shares to any person on account of Bluestone Shares accepted in exchange for the Consideration pursuant to the Plan of Arrangement.

(g) Any questions should be directed to the Depositary at 1-800-564-6253 or by e-mail to corporateactions@computershare.com.

(h) The representations made by the Bluestone Shareholder in this Letter of Transmittal will survive the Effective Time.

(i) This Letter of Transmittal shall be governed by, and construed in accordance with, the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

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The Depositary for the Arrangement is:

Computershare
Investor Services Inc.

By Registered Mail, Mail or Courier

Toronto

100 University Ave, 8th Floor,

Toronto, Ontario M5J 2Y1]
Attention: Corporate Actions

Inquiries

North American Toll Free: 1-800-564-6253
E-Mail: corporateactions@computershare.com

Any questions and requests for assistance may be directed by shareholders to the Depositary at the telephone number and location set out above.

Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery.